Exhibit 99.1

NEW RIVER
PHARMACEUTICALS

NEW RIVER
PHARMACEUTICALS

  Bear Stearns 19th Annual Investor Conference
September 12, 2006
RJ Kirk (Chairman and CEO)
Krish Krishnan (CFO and COO)

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Forward-Looking Statements
This presentation may contain forward-looking statements that reflect management’s current views as to the Company’s clinical trials, regulatory approval process, product development, research programs and other future events and operations. These forward-looking statements involve uncertainties and risks that are detailed in the Company’s Annual Report on Form 10-K filed with the SEC on March 15, 2006, as well as other public filings with the SEC. Actual results could differ materially from these forward-looking statements.

A platform technology yielding
proprietary products that offer significant clinical
advantages with low technical risk and
short development pathway, facing timely market
demand, in a favorable regulatory climate
Investment Thesis

Commercialization of NRP104 (lisdexamfetamine dimesylate)

--Pediatric Indication

NRP104 – Pediatric Indication
■
New drug application submitted on December 6, 2005 for the approval of three doses of NRP104 (30mg, 50mg and 70mg) for treatment of ADHD in pediatric populations.  PDUFA date is October 6, 2006
■
DEA concluded that in development, the drug substance (NRP104) was not a scheduled substance under the CSA; a decision on scheduling will be made based on review of the efficacy, safety and abuse liability studies
■
New River has requested that the FDA/CSS place NRP104 in schedule IV and has submitted abuse liability data (preclinical, tampering and clinical) that provides the basis for the scheduling request on the drug substance
■
Launch of NRP104 for treatment of ADHD in pediatric populationsis targeted for 1Q 2007

Right to Co-promote
■
New River has exercised its right to co-promote NRP104 along with Shire, per the collaboration agreement
■
New River has the right to co-promote up to 25% of the total details
■
New River intends to field a sales force of ~120 people at launch (1Q 2007) to target an additional 10,000 physicians
■
New River is currently considering several options to create a commercialization team within New River

Total Prescriptions (000)
1200
1000
800
600
400
200
0
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
Psychs
Peds
Neuros
PCPs

Verispan’s VONA 3/2006
ADHD Treatment by Physician Specialty
PCPs are becoming an increasingly attractive segment for sales force targeting
ADHD prescription trends

Patient Group
by Age
 Prevalence
(%)
Drug Treated
56.3%*
2.5 MM
18.5%§
1.7 MM
Total
Patients
*CDC. MMWR. September 2, 2005;54(34):842-847
†Kessler RC, et al. Am J Psychiatry. 2006;163:716-723
‡US Census Bureau. Census2000 Summary File 1 (SF1)100-Percent Data. Available at http://factfinder.gov. Accessed June 14, 2006
§Data source. Medco Health Solutions, Inc. 2006. Available at:: http://www.medco.com. Accessed June 14, 2006
4.4 MM*
  9.2 MM‡
School Age
(6-17)
Adults
(>18)
Untreated
1.9 MM
7.5 MM
4.4%†
7.8%*
New River anticipates launching NRP104 for the adult indication in 1H 2008
ADHD (pediatric and adults) remains
underdeveloped

Pipeline

NRP104
■
NDA on NRP104 for the pediatric indication was filed on December 6, 2005, and the PDUFA date is October 6, 2006
•
Filed four-month safety update to the NDA on April 11, 2006
•
Results of the NRP104.302 study met all of its desired safety and efficacy endpoints
•
Per discussions with the FDA, all other requirements for approvability have been met
•
Based on studies to date, management believes that NRP104 warrants a Schedule IV classification under the Control Substances Act
■
We anticipate that supplemental NDA on NRP104 for the treatment of ADHD in adults (18+ years old) will be filed in Q2 2007
•
Enrollment numbers for the NRP104.303 efficacy study have been met
•
We anticipate completion of the NRP104.303 study in Q4 2006 and announcement of top line data in Q1 2007

Dr. Joseph Biederman: Principal Investigator
NRP104: Design of Phase 3 Adult Studies
303 Trial
■
Randomized, double-blind, placebo controlled
•
NRP104: 30mg, 50mg & 70mg
•
385 Adults (18-55 yrs) with ADHD
•
50 sites; 4-week trial
■
Primary objective: efficacy and safety (ADHD-RS)
■
Secondary objective: dose response (ADHD-RS), CGI and PSQI
304 Trial
■
Multi-center open-label single-arm study
•
NRP104: 30mg, 50mg & 70mg
•
385+ adults (18-55 years) with ADHD
•
50 sites; 1-year study
■
Primary objective: safety and efficacy (ADHD-RS)
■
Secondary objective: long-term improvement using CGI and PSQI

NRP409 Overview
Description	■ Conditionally bioreversible derivative of tri-iodothyronine (T3)
Potential Benefit compared to active	■ Reduction in the variability of the hormone’s availability ■ Reduction in the safety risk associated with T3 therapies
Development / Regulatory
■  Preclinical studies to date have met the desired objectives

■  Preclinical studies in rats, with active control, indicate a predictable and an attenuated release of tri-iodothyronine

■  PK clinical study in patients to begin in September and conclude in 1Q 2007

Commercial	■ NRPH retains worldwide rights ■ NRPH expects to commercialize NRP409 by itself

NRP290 Overview
Description	■ Conditionally bioreversible derivative of hydrocodone for the treatment of acute pain
Potential Benefit compared to active	■ Dose attenuation - overdose protection ■ Abuse resistance - low extraction potential
Development / Regulatory	■ Two PK clinical studies on NRP290 completed ■ Working on CMC issues related to synthesis to lower overall COGS ■ New River anticipates going to the EOP2 meeting following resolution of CMC issues
Commercial	■ NRPH retains worldwide rights